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___________________________________________________________________________________________
Electronic Processing, Inc.        Industrial State Bank          Loan Number
a Missouri C corporation           P.O. Box 6007                  Date June 4, 1997
501 Kansas Avenue                  32nd & Strong Avenue           Maturity Date June 4, 1998
Kansas City, Kansas 66105-1309     Kansas City, Kansas 66106      Loan Amount $500,000.00
                                                                  Renewal Of

BORROWER'S NAME AND ADDRESS        LENDER'S NAME AND ADDRESS
"I" includes each borrower         "You" means the lender,
above, jointly and severally.      its successors and assigns.
___________________________________________________________________________________________

I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Five hundred thousand dollars and No/100 Dollars $500,000.00
     / / Single Advance: I have received all of this principal sum. No additional advances are contemplated under this note. /X/ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. As of today I have received the amount of $_______________ and future principal advances are contemplated.

         Conditions: The conditions for future advances are_____________________
                        ________________________________________________________
                        ________________________________________________________

         /X/ Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires no later than ______________________.

         / / Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

PURPOSE: The purpose of this loan is provide a line of credit for the purchase of new equipment.

INTEREST: I agree to pay interest (calculated on a 365/accrual days basis) on the principal balance(s) owing from time to time as stated below.

     / / Fixed Rate: I agree to pay interest at the fixed, simple rate of _____%
                     per year.

     /X/ Variable Rate: I agree to pay interest at the initial simple rate of
                        ______% per year. This rate may change as stated below.

         /X/ Index Rate: The future rate will be 17 in excess of the following index rate: Industrial State Bank's base lending rate per annum.

         / / No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

         /X/ Frequency and Timing: The rate on this note may increase as often as monthly. An increase in the interest rate will take effect monthly beginning July 4, 1997 and on the 4th day of each month thereafter.

         / / Limitations: The rate on this note will not at any time (and no matter what happens to any index rate used) go above or below these limits:

              / / MAXIMUM RATE: The rate will not go above_____________ / / MINIMUM RATE: The rate will not go below ____________

     Post Maturity Rate: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

      / / on the same fixed or variable rate basis in effect before maturity
          (as indicated above)
      /X/ at a rate equal to 5% in excess of the otherwise applicable rate hereon at the time of default.

/ / ADDITIONAL CHARGES: In addition to interest, I / / have paid / / agree to pay the following additional charges ___________________________________
    ________________________________________________________________________.

PAYMENTS: I agree to pay this note as follows:

     /X/ Interest: I agree to pay accrued interest monthly beginning July 4,
                   1997 and on the 4th day of each succeeding month thereafter until June 4, 1998.
     /X/ Principal: I agree to pay the principal in monthly payments equal to
                    1/36 of the outstanding principal balance beginning July 4, 1997 and on the 4th day of each succeeding month thereafter.
     / / Installments: I agree to pay this note in ____ payments. The first payment will be in the amount of $_________ and will be due ____________, _____________. A payment of $____________ will be due on the __________
         day of each ______________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due __________,
         ______________.

     / / Effect of Variable Rate: An increase in the interest rate will have the following effect on the payments:

         / /  The amount of each scheduled payment will be increased.

         / /  The amount of the final payment will be increased.

         / /  ___________________________________________________________________.


_______________________________________________________________________________________________
NOTICE TO BORROWER: This written agreement is the final expression of the agreement between you and the Lender, and as such it may not be contradicted by evidence of any prior oral agreement or of a contemporaneous oral agreement between you and the Lender.

ADDITIONAL TERMS:   NONE              INDUSTRIAL STATE BANK        ELECTRONIC PROCESSING, INC.

AFFIRMATION: By signing or initialing
here, Borrower & Lender affirm that no
unwritten oral agreement between them  X  /s/ [ILLEGIBLE]           X   /s/ [ILLEGIBLE]
exists.                                ---------------------        -------------------------
                                         Pres (Lender)                 CEO (Borrower(s))

_______________________________________________________________________________________________
/X/ SECURITY: This note is secured by:                  SIGNATURES: I AGREE TO THE TERMS OF THIS
Machinery and equipment as per the                      NOTE (INCLUDING THOSE ON THE OTHER SIDE),
Security Agreement of even date.                        I have received a copy on today's date.
                                                        ELECTRONIC PROCESSING, INC.
/ / If checked, no agreement was signed                 a Missouri C Corporation
today securing this note. (This note is                 ----------------------------------------
secured by any agreement listed above                   By: /s/ Tom W. Olofson
and any other agreement to the extent                   ----------------------------------------
permitted by law.)                                          Tom W. Olofson, CEO
___________________________________________

Signed /s/ [ILLEGIBLE]                for Lender,  Title             President
      -------------------------------                    --------------------------------------
_______________________________________________________________________________________________

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                               ADDITIONAL TERMS

APPLICABLE LAW: The law of the state of Kansas will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce unpaid earned interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this form.

INTEREST: If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. If the interest rate on this note is variable, decreases in the interest rate will have the corresponding opposite effect on my payment that increases will have (as shown on the front of this form). No matter how the interest rate is computed, it will never be higher than the highest rate allowed by law.

INDEX RATES: If you and I have agreed that the interest rate on this note will be variable and will be related to an index rate, then the index we select will function only as a tool for setting the rate on this note. You do not guarantee, by selecting any index, that the rate on this note will have a particular relationship to the rate you charge on any other loans or any type or class of loans with your other customers.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal.
     If this is closed end credit, then repaying a part of the principal will not entitle me to additional credit.
     If this is open end credit, then repaying a part of the principal will entitle me to additional credit, unless the open end feature has expired. You will not ordinarily make an advance if it would cause the unpaid principal amount to become greater than the maximum principal amount, or if the unpaid principal amount is already greater than the maximum principal amount. You will never be obligated to make such an advance, even if you occasionally do so.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments as advances and add them to the unpaid principal under this note.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate"
   (shown on the other side) applies, the term "maturity" means the following:
     (1) if the note is payable on demand, the date you make your demand;
     (2) if the note is payable on demand with an alternate maturity date(s), the date you make your demand or the final alternate maturity date or the date you accelerate payment on the note, whichever is earlier; and
     (3) in all other cases, the date of the last scheduled payment of principal or the date you accelerate payment on the note, whichever is earlier.

SET-OFF: You have the right to set-off any amount I owe you under this note against any right I have to receive money from you. If my right to receive money from you is owned by someone else not paying this note, your set-off can only reach funds I could have reached with my own request or endorsement. Your right of set-off does not extend to accounts where my rights are only as a fiduciary. It also does not extend to my IRA or other tax-deferred retirement account.
     Your right of set-off applies without your first telling me you are going to use it. It applies no matter what sort or value of collateral is on this loan. It also applies no matter who else has agreed to pay this note.
     You will not be liable for wrongful dishonor of a check where such dishonor occurs because you set-off this debt against my account.

DEFAULT: I will be in default if any one or more of the following occur:
   (1)  I fail to make payment on time or in the amount due.
   (2)  I fail to keep the collateral insured, if required.
   (3) I fail to keep any other promise I have made in connection with this loan.
   (4) I fail to pay, or keep any other promise, on any other loan or agreement I have with you.
   (5) Any other creditor of mine attempts to collect the debt I owe him through court proceedings.
   (6)  I die.
   (7)  I go into bankruptcy, whether by my own choice or not.
   (8) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you.
   (9) Anything else happens which causes you to believe that you will have difficulty collecting the amount I owe you.

REMEDIES: If I am in default on this note, you have the following remedies:
   (1)  You may demand immediate payment of all I owe you under this note.
   (2) You may set-off this debt against any right I have to the payment of money from you.
   (3)  You may demand more security or new parties obligated to pay this note in return for not using any other remedy.
   (4)  You may make use of any remedy you have under state or federal law.
   (5) You may make use of any remedy given to you in any agreement securing this note.
   (6) If this is a multiple advance loan, either open end or closed end, you may refuse to make advances to me while I am in default.

        By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default if it happens again.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:
   (1)  demand payment of amounts due (presentment);
   (2)  obtain official certification of nonpayment (protest); or
   (3) give notice that amounts due have not been paid (notice of dishonor). ATTORNEYS' FEES: If you must hire a lawyer to collect this note, I must pay his or her fee, plus court costs (except where prohibited by law).
SECURITY: This note is secured by any agreement listed on the reverse side and any other agreement to the extent permitted by law.
ADDITIONAL PARTIES AND SECURITY: I understand that I must pay this note even if someone else has signed it. You may sue me, or anyone else, or any of us together, to collect this note. You do not have to tell me this note has not been paid. You may release any cosigner and I will still be obligated to pay the note. If you give up any of your rights it will not affect my duty to pay this note. Extending new credit or renewing this note will not affect my duty to pay this note.
FINANCIAL STATEMENTS: I agree to provide to you, upon request, any financial statements or information you may deem necessary. I warrant that all financial statements and information I provide to you are or will be accurate, correct and complete.
PRIVACY: I understand and agree that from time to time you may receive credit information concerning me from others and furnish credit and experience information regarding my loan to others seeking such information. Except when otherwise provided by law, I agree that you will not be liable for any claim arising from the use of information provided to you by others or for providing such information to others.
GUARANTEE: By signing below, I unconditionally guarantee the payment of any amounts owed under this note. I also agree that all the other terms of the note will apply to me.

X
-----------------------------------

X
-----------------------------------

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DATE OF          PRINCIPAL      BORROWER'S        PRINCIPAL      PRINCIPAL     INTEREST     INTEREST       INTEREST
TRANSACTION      ADVANCE        INITIALS           PAYMENTS       BALANCE        RATE       PAYMENTS         PAID
                             (NOT REQUIRED)                                                                THROUGH:
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FORM UN=KS BACKSIDE REVISION DATE 10/3/88
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